                                                                   EXHIBIT 23(A)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-3 of (1) our report dated June 16, 1995 (except with respect to Note 20 as to which the date is July 21,
1995) related to the consolidated financial statements of The Alpine Group, Inc. included in The Alpine Group, Inc.'s Form 10-K, as amended, for the year ended April 30, 1995; (2) our reports dated June 16, 1995 related to the financial statements of Superior Telecommunications Inc. and Adience, Inc., wholly-owned subsidiaries of The Alpine Group, Inc., included in The Alpine Group, Inc.'s Form 8-K dated November 21, 1995; (3) our report dated February 24, 1995 (except for the matter discussed in Note 14, as to which the date is May 11, 1995) related to the financial statements of Alcatel NA Cable Systems, Inc. and Alcatel Canada Wire and Cable, Inc. included in The Alpine Group, Inc.'s Form 8-K dated May 26, 1995, as amended; and (4) our report dated March 28, 1995 related to the consolidated financial statements of Adience, Inc. included in The Alpine Group, Inc.'s Form 8-K dated October 30, 1995; and to all references to our Firm included in this registration statement.

                                          ARTHUR ANDERSEN LLP

New York, New York
January 18, 1996
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                                                                   EXHIBIT 23(B)

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our post-emergence report dated March 28, 1994, except for Notes 1, 6 and 7, which are as of October 12, 1994, and our pre-emergence report dated March 28, 1994, relating to the financial statements of Adience, Inc., appearing on pages F-7 and F-8 of Form 8-K of the Alpine Group, Inc. filed as of October 30, 1995. We also consent to other reference to us under the heading "Experts" in such Prospectus.

Price Waterhouse LLP
Pittsburgh, Pennsylvania
January 18, 1996